                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

[X]      Filed by Registrant

[ ]      Filed by a Party other than the Registrant


Check the appropriate box:

[ ]      Preliminary Proxy Statement

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                               NOVADEL PHARMA INC.
                (Name of Registrant As Specified in its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


1) Title of each class of securities to which transaction applies:

                  N/A
   ----------------------------------------------------------------------------

2) Aggregate number of securities to which transaction applies:

                  N/A
   ----------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to
(1)Exchange Act Rule 0-11:(1)
                  N/A
   ----------------------------------------------------------------------------

4) Proposed maximum aggregate value of transaction:

                  N/A
   ----------------------------------------------------------------------------


(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

                  1) Amount Previously Paid:
                           N/A
                  --------------------------------------------------------

                  2) Form, Schedule or Registration Statement No.:
                           N/A
                  --------------------------------------------------------

                  3) Filing Party:
                           N/A
                  --------------------------------------------------------
                  4) Date Filed:
                           N/A
                  --------------------------------------------------------

                               NOVADEL PHARMA INC.
                            31 State Highway 12 West
                          Flemington, New Jersey 08822
                                  908-782-3431

                                                              February 25, 2003

Dear Fellow Stockholder:

         The 2003 Annual Meeting of Stockholders (the "Annual Meeting") of Novadel Pharma Inc. (the "Company") will be held at 10:00 a.m. on March 28, 2003 at 31 State Highway 12 West, Flemington, New Jersey 08822. Enclosed you will find a formal Notice of Annual Meeting, Proxy Card and Proxy Statement, detailing the matters which will be acted upon. Directors and Officers of the Company will be present to help host the meeting and to respond to any questions from our stockholders. I hope you will be able to attend.

         Please sign, date and return the enclosed Proxy without delay in the enclosed envelope. If you attend the Annual Meeting, you may vote in person, even if you have previously mailed a Proxy, by withdrawing your Proxy and voting at the meeting. Any stockholder giving a Proxy may revoke the same at any time prior to the voting of such Proxy by giving written notice of revocation to the Secretary, by submitting a later dated Proxy or by attending the Annual Meeting and voting in person. The Company's Annual Report on Form 10-KSB (including audited financial statements) for the fiscal year ended July 31, 2002 and the Company Quarterly Report on Form 10-QSB for the three month period ended October 31, 2002 accompanies the Proxy Statement. All shares represented by Proxies will be voted at the Annual Meeting in accordance with the specifications marked thereon, or if no specifications are made, (a) as to Proposal 1, the Proxy confers authority to vote for all of the six persons listed as candidates for a position on the Board of Directors, (b) as to Proposal 2, the Proxy confers authority to vote "FOR" the ratification of Wiss & Company, LLP as the Company's independent certified public accountants for the fiscal year ending July 31, 2003, (c) as to Proposal 3, the Proxy confers authority to vote "FOR" the amendment to the Company's 1998 Stock Plan to increase the maximum number of shares of Company's common stock subject to the plan from 1,075,000 shares to 1,800,000 shares, and (d) as to any other business which comes before the Annual Meeting, the Proxy confers authority to vote in the Proxy holder's discretion.

         The Company's Board of Directors believes that a favorable vote for each candidate for a position on the Board of Directors and for all other matters described in the attached Notice of Annual Meeting and Proxy Statement is in the best interest of the Company and its stockholders and recommends a vote "FOR" all candidates and all other matters. Accordingly, we urge you to review the accompanying material carefully and to return the enclosed Proxy promptly.

         Thank you for your investment and continued interest in Novadel Pharma Inc.

                                         Sincerely,



                                         Gary A. Shangold, M.D.
                                         President and Chief Executive Officer

                               NOVADEL PHARMA INC.
                            31 State Highway 12 West
                          Flemington, New Jersey 08822
                              ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MARCH 28, 2003
                              ---------------------

To our Stockholders:

         Notice is hereby given that the 2003 Annual Meeting of Stockholders (the "Annual Meeting") of Novadel Pharma Inc., a Delaware corporation (the "Company"), will be held at the Company's principal office at 31 State Highway 12 West, Flemington, New Jersey, on Friday, March 28, 2003 at 10:00 a.m., Eastern Standard Time, for the following purposes:

          1. To elect six Directors to the Board of Directors to serve until the 2004 Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified;

          2. To ratify the appointment of Wiss & Company, LLP as the Company's independent certified public accountants for the fiscal year ending July 31, 2003;

          3. To approve an amendment to the Company's 1998 Stock Plan to increase the maximum number of shares of the Company's common stock subject to the plan from 1,075,000 shares to 1,800,000 shares; and

          4. To consider and take action upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on February 3, 2003, as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

         For a period of 10 days prior to the Annual Meeting, a stockholders list will be kept at the Company's office and shall be available for inspection by stockholders during usual business hours. A stockholders list shall also be present at, and available for inspection during, the Annual Meeting.

         Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal to be made.

         STOCKHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AND MAIL IT IN THE ENCLOSED STAMPED, SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU SIGN AND RETURN YOUR PROXY WITHOUT SPECIFYING YOUR CHOICES IT WILL BE UNDERSTOOD THAT YOU WISH TO HAVE YOUR SHARES VOTED IN ACCORDANCE WITH THE DIRECTORS' RECOMMENDATIONS. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU DESIRE, REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH.

                       By Order of the Board of Directors



                                            Robert F. Schaul,
                                            Secretary

February 25, 2003

                               NOVADEL PHARMA INC.
                            31 State Highway 12 West
                          Flemington, New Jersey 08822

                                 PROXY STATEMENT

                       2003 ANNUAL MEETING OF STOCKHOLDERS


         This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors (the "Board of Directors") of Novadel Pharma Inc. (the "Company") of proxies to be voted at the 2003 Annual Meeting of Stockholders to be held at 10:00 a.m., Eastern Standard Time, on Friday, March 28, 2003 at the principal office of the Company at 31 State Highway 12 West, Flemington, New Jersey 08822 and at any adjournments thereof (the "Annual
Meeting"). The approximate date on which this Proxy Statement and the accompanying form of proxy are first being sent or given to stockholders is February 27, 2003.

         The Annual Meeting has been called to consider and take action on the following proposals: (i) to elect six directors to the Board of Directors of the Company for a one (1) year term; (ii) to ratify the selection of Wiss & Company, LLP as independent certified public accountants for the Company for the fiscal year ending July 31, 2003; (iii) to approve an amendment to the Company's 1998 Stock Plan to increase the maximum number of shares of Company's common stock subject to the plan from 1,075,000 to 1,800,000; and (iv) to transact such other business as may properly come before the Annual Meeting or any adjournments thereof. The Board of Directors knows of no other matters to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the proxy will vote on such other matters and/or for other nominees in accordance with their best judgment. The Company's Board of Directors recommends that the stockholders vote in favor of each of the proposals. Only holders of record of common stock, $.001 par value (the "Common Stock"), of the Company at the close of business on February 3, 2003 (the "Record Date") will be entitled to vote at the Annual Meeting.

         The principal executive offices of the Company are located at 31 State Highway 12 West, Flemington, New Jersey 08822 and its telephone number is (908) 782-3431. The approximate date on which this Proxy Statement, the proxy card and other accompanying materials are first being sent or given to stockholders is February 27, 2003. A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended July 31, 2002 and a copy of the Company's Quarterly Report on Form 10-QSB for the three month period ended October 31, 2002 are enclosed with these materials, but should not be considered proxy solicitation material.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

         As of the Record Date, there were 14,548,509 outstanding shares of Common Stock, each share entitled to one vote on each matter to be voted on at the Annual Meeting. As of the Record Date, the Company had approximately 60 holders of record of Common Stock. Only holders of shares of Common Stock on the Record Date will be entitled to vote at the Annual Meeting. The holders of Common Stock are entitled to one vote on all matters presented at the meeting for each share held of record. The presence in person or by proxy of holders of record of a majority of the shares outstanding and entitled to vote as of the Record Date shall be required for a quorum to transact business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned until a quorum is obtained. Each nominee to be elected as a director named in Proposal 1 must receive the vote of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the meeting. For the purposes of election of directors, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the meeting is required for approval of the ratification of the selection of Wiss & Company, LLP as independent certified public accountants of the Company for the fiscal year 2003 described in Proposal 2 and the amendment to the Company's 1998 Stock Plan described in Proposal 3. For purposes of the vote on the ratification of the selection of Wiss & Company, LLP as independent certified public accountants of the Company for the fiscal year 2003 described in Proposal 2 and the amendment to the Company's 1998 Stock Plan described in Proposal 3, abstentions will not be counted as votes entitled to be cast on these matters and will have no affect on the result of the vote. "Broker non-votes," which occur when brokers are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions, will not be counted for the purpose of determining the number of shares present in person or by proxy on a voting matter and will have no effect on the outcome of the vote. Brokers who hold shares in street name may vote on behalf of beneficial owners with respect to Proposals 1, 2 and 3. The approval of all other matters to be considered at the Annual Meeting requires the affirmative vote of a majority of the eligible votes cast at the Annual Meeting on such matters.

         The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers and directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, telegraph or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

         Proxies given by stockholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked.

         ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

         Proposals 1, 2 and 3 do not give rise to any statutory right of a stockholder to dissent and obtain the appraisal of or payment for such stockholder's shares.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         At the Annual Meeting, six individuals will be elected to serve as directors until the next annual meeting and until their successors are duly elected, appointed and qualified. Prior to the Annual Meeting, the Company's Board of Directors consisted of five persons. Messrs. Dugger, Klein and Schaul, who are nominated for election to the Board of Directors, are existing directors of the Company. Messrs. Shangold, Hamilton and Kessel, who are also nominated for election to the Board of Directors, have not previously served as directors. Unless a stockholder WITHHOLDS AUTHORITY, a properly signed and dated proxy will be voted "FOR" the election of the persons named below, unless the proxy contains contrary instructions. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve as a Director. However, in the event any nominee is not a candidate or is unable or unwilling to serve as a Director at the time of the election, unless the stockholder withholds authority from voting, the proxies will be voted "FOR" any nominee who shall be designated by the present Board of Directors to fill such vacancy.

         The name and age of each of the six nominees, his position with the Company, his principal occupation, and the period during which such person has served as a Director are set out below.

Biographical Summaries of Nominees for the Board of Directors

           Name of Nominee              Age    Position with the Company        Principal Occupation        Director
                 Age                                                                                           Since
Gary A. Shangold, M.D.                   49    President and Chief            President and CEO of the          2002
                                               Executive Officer                       Company
Harry A. Dugger, III, Ph.D.              66    Chief Scientific Officer      Chief Scientific Officer of        1982
                                                                                     the Company
John H. Klein                            56    Chairman                              Consultant                 2002
Robert F. Schaul, Esq.                   63    Secretary and Director                 Attorney                  1991

William F. Hamilton, Ph.D.               63    None                                   Professor               Nominee

Lawrence J. Kessel, M.D., FACP           48    None                                   Physician               Nominee


Gary Shangold, M.D., President and Chief Executive Officer. Dr. Shangold joined the Company in December 2002. Previously he had been Vice President and Regulatory Head of Drug Development at Johnson & Johnson Pharmaceutical Research and Development, LLC. Before joining the Johnson & Johnson family of companies in 1992, he had been Medical Director of Obstetrics, Gynecology & Infertility at Serono Laboratories, Inc. and had been a member of the faculty of Obstetrics and Gynecology at the University of Chicago's Pritzker School of Medicine from 1983 to 1991. Dr. Shangold also is an Associate Clinical Professor at the Harvard University School of Medicine and a Clinical Associate at Massachusetts General Hospital. Dr. Shangold is a graduate of the University of Pennsylvania and received his M.D. from Columbia University's College of Physicians and Surgeons.

Harry A. Dugger, III, Ph.D., Chief Scientific Officer and Director. Dr. Dugger is the founder of the Company and served as its President from its inception in May 1982 until December 2002. Prior to founding the Company, from June 1980 to November 1982, Dr. Dugger was employed as Vice President of Research and Development by Bauers-Kray Associates, a company engaged in the development of pharmaceutical products. From 1964 to 1980, Dr. Dugger was Associate Section

Head for Research and Development at Sandoz Pharmaceuticals Corporation. Dr. Dugger received an MS in Chemistry from the University of Michigan in 1960 and received a Ph.D. in Chemistry from the University of Michigan in 1962.

John H. Klein, Chairman of the Board. Mr. Klein joined NovaDel in February 2002 as a consultant and as Chairman of its Board of Directors. From April 1996 to the present Mr. Klein has been affiliated with a number of enterprises, including True North Capital (Chairman/ Managing Director ), Kindred Healthcare (Director), US Interactive, Inc. (Director), America's Plan (Director and Chairman), Coleman Co., Inc. (Director), Sunbeam Corp. (Director), Bi Logix, Inc. (Director), Strategic Business and Technology Solutions, LLC (Chairman), Cybear (Director and Chairman) and Image Vision (Director and Vice Chairman). From 1996 to 1998, Mr. Klein was Chairman and CEO of Mim Corp. From 1989 to 1996, he was President, CEO and Director of Zenith Laboratories, Inc., which in 1995 merged into IVAX, Inc., of which Mr. Klein is an Executive Officer and President of its IVAX North American Multi-Source Pharmaceutical Group. Mr. Klein holds BS and MBA degrees from Roosevelt University, Chicago, Illinois. Mr. Klein is a member of the Board's Audit Committee.

Robert F. Schaul, Esq., Secretary and Director. Mr. Schaul has been a Director of the Company since November 1991 and was Vice President, Secretary and General Counsel of the Company from November 1991 to February 1995. He has advised the Company since its formation. Mr. Schaul is also a part-time Municipal Court Judge for a number of New Jersey municipalities. From 1995 to 1998, Mr. Schaul was Vice President and General Counsel of Landmark Financial Corp. From 1989 to 1991, Mr. Schaul was a partner with the law firm of Glynn, Byrnes and Schaul, and for twenty years prior thereto was an attorney and partner with the law firm Kerby, Cooper, English, Schaul & Garvin, specializing in business law and business related litigation. Mr. Schaul received a BA from New York University in 1961 and a JD from Harvard University in 1964.

William F. Hamilton, Ph.D., Nominee. Dr. Hamilton has served on the University of Pennsylvania faculty since 1967, and is the Landau Professor of Management and Technology, and Director of the Jerome Fisher Program in Management and Technology at The Wharton School and the School of Engineering and Applied Science. He serves as a director of the following publicly-held companies: Neose Technologies, Inc., a company developing a drug manufacturing process and proprietary drugs, and Digital Lightwave, Inc., a manufacturer of telecommunications test equipment. Dr. Hamilton received his B.S. and M.S. in chemical engineering and his M.B.A. from the University of Pennsylvania, and his Ph.D. in applied economics from the London School of Economics.

Lawrence J. Kessel, M.D., FACP, Nominee. Dr. Kessel is president of a five physician practice specializing in Internal Medicine and Geriatrics since 1984. He graduated Magna Cum Laude with a B.S. degree from the University of Pittsburgh as an honors major in Biology and subsequently graduated with an MD degree from Temple Medical School. He completed a formal residency in Internal Medicine at Abington Memorial Hospital, and is Board Certified in Internal Medicine with added qualification as a diplomate in Geriatric Medicine. He is an active staff attending and Clinical Instructor at Chestnut Hill Hospital (University of Pennsylvania affiliate) and Roxborough Memorial Hospital in Philadelphia, Pennsylvania. Dr. Kessel is a Board Reviewer for the American Board of Internal Medicine, as well as a Fellow of the American College of Physicians. He also serves on the advisory board of Independence Blue Cross. Dr. Kessel presently serves as a director to Cypress Biosciences, Inc. of San Diego, California, a publicly traded biotechnology company and Dor BioPharma, Inc. of Lake Forest, Illinois, a publicly traded biotechnology company. He previously served on the board of Genta, Inc., a publicly traded biopharmaceutical company.

         Board members are elected annually by the stockholders and the officers are appointed annually by the Board of Directors.

Vote Required

         Provided that a quorum of stockholders is present at the meeting in person, or is represented by proxy, and is entitled to vote thereon, Directors will be elected by a plurality of the votes cast at the meeting.

Recommendation of the Board of Directors

         The Board of Directors recommends a vote FOR Messrs. Shangold, Dugger, Klein, Schaul, Hamilton and Kessel. Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR the election of the above listed nominees and AGAINST any other nominees.

Compensation of Directors

         The Directors of the Company are elected annually and serve until the next annual meeting of stockholders and until a successor shall have been duly elected and qualified. Effective February 2002, Directors of the Company, who are not employees or consultants, receive for each Board and committee meeting attended fees of $1,000. Such Directors are also reimbursed for expenses incurred in connection with their attendance at meetings of the Board of Directors. Directors may be removed with or without cause by a vote of the majority of the stockholders then entitled to vote. There were no other arrangements pursuant to which any Director was compensated during fiscal 2002 for any services provided as a Director.

Meetings and Committees of the Board of Directors

         During the fiscal year ended July 31, 2002 ("fiscal 2002"), the Board of Directors held 15 meetings, eight regular meetings and seven special meetings, attended by all of the Company's Directors. The Company has a compensation committee which met one time in fiscal 2002, and an audit committee which met three times in fiscal 2002. The Company does not have a stock option committee, stockholder relations committee, or a nominating committee.

         Harry A. Dugger, III and John H. Klein serve on the compensation committee, which determines the cash (and with respect to the 1997 Plan as defined hereinafter, the non-cash) compensation amounts to be paid to directors, officers and employees of the Company. Because the Board of Directors does not have a standing nominating committee, nominations for election to the Board of Directors may be made by the Board of Directors or by any stockholder entitled to vote for the election of directors. Nominations made by stockholders must be made by written notice received by the Secretary of the Company within 10 days of the date on which notice of a special meeting for the election of directors is first given to stockholders.

         Special meetings are held from time to time to consider matters for which approval of the Board of Directors is desirable or is required by law.

The Audit Committee

         Prior to the Annual Meeting, the Audit Committee of the Board of Directors consisted of two directors, John H. Klein and Jack J. Kornreich. It is anticipated that William F. Hamilton will be appointed to the Audit Committee to replace Mr. Kornreich after the Annual Meeting. The Audit Committee met three times during the fiscal year ending July 31, 2002. The Audit Committee is primarily responsible for reviewing the services performed by the Company's independent certified public accountants, evaluating the Company's accounting policies and its system of internal controls, and reviewing significant finance transactions.

         The audit functions of the Audit Committee are focused on three areas:

|X| the adequacy of the Company's internal controls and financial reporting process and the reliability of the Company's financial statements.

|X| the independence and performance of the Company's independent certified public accountants.

|X|  the Company's compliance with legal and regulatory requirements.

         The Audit Committee meets with management periodically to consider the adequacy of the Company's internal controls and the objectivity of its financial reporting. The Audit Committee discusses these matters with the Company's independent certified public accountants and with appropriate Company financial personnel. Meetings are held with the independent certified public accountants who have unrestricted access to the Audit Committee. The Audit Committee also recommends to the Board the appointment of the independent certified public accountants and reviews periodically their performance and independence from management. In addition, the Audit Committee reviews the Company's financing plans and report recommendations to the full Board of Directors for approval and to authorize action.

         The Audit Committee was established in 2002. Its current members, Messrs. Kornreich and Klein are both non-employee directors, although Mr. Klein is not an independent director because he has been a full-time consultant of the Company since February 2001. Since Mr. Kornreich is not standing for re-election to the Board, it is anticipated that he will be succeeded by William F. Hamilton after the Annual Meeting.

         The Board of Directors will take appropriate action that may be required under the Sarbanes-Oxley Act of 2002 and revised listing standards of the applicable stock markets to assure that all members of the Audit Committee are independent when those new rules become effective.

         The Board of Directors is actively considering a Charter for the Audit Committee which conforms to the requirements of the Sarbanes-Oxley Act of 2002, but has not yet adopted it.

         Management has primary responsibility for the Company's financial statements and the overall reporting process, including the Company's system of internal controls. The independent certified public accountants audit the annual financial statements prepared by management, express an opinion as to whether those financial statements present fairly the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles and will discuss with the Audit Committee any issues they believe should be raised with the Audit Committee.

         The Audit Committee reviews the Company's audited financial statements and meets with both management and Wiss & Company, LLP, the Company's independent certified public accountants, to discuss such audited financial statements. Management has represented to the Audit Committee that the financial statements have been prepared in accordance with generally accepted accounting principles. The Audit Committee has received from and discussed with Wiss & Company, LLP the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm's independence from the Company. The Audit Committee also discusses with Wiss & Company, LLP any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). Based on these reviews and discussions, the Audit Committee recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ending July 31, 2002.

Audit Fees

         For the year ended July 31, 2002, the Company incurred professional fees to its independent certified public accountants in the amount of $16, 210 related to auditing services.

Financial Information Systems Design and Implementation Fees

         For the year ended July 31, 2002, there were no fees billed by the Company's independent certified public accountants for professional services rendered for information technology services relating to financial information systems design and implementation.

All Other Fees

         For the year ended July 31, 2002, the Company incurred professional fees to its independent certified public accountants in the amount of $9,369 related to all other services.

                                  John H. Klein
                                Jack J. Kornreich

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Exchange Act requires officers, directors and persons who own more than ten (10) percent of a class of equity securities registered pursuant to Section 12 of the Exchange Act to file reports of ownership and changes in ownership with both the SEC and the principal exchange upon which such securities are traded or quoted. Officers, directors and persons holding greater than ten (10) percent of the outstanding shares of a class of
Section 12-registered equity securities ("Reporting Persons") are also required to furnish copies of any such reports filed pursuant to Section 16(a) of the Exchange Act with the Company. Based solely on a review of the copies of such forms furnished to the Company, the Company believes that from August 1, 2001 to July 31, 2002 all Section 16(a) filing requirements applicable to its Reporting Persons were complied with.

Directors and Executive Officers

         The names and ages of the current directors, executive officers and significant employees of the Company are set forth below. All directors are elected annually by the stockholders to serve until the next annual meeting of the stockholders and until their successors are duly elected and qualified. Officers are elected annually by the Board of Directors to serve at the pleasure of the Board.

Name                               Age           Position with the Company
----                               ----          -------------------------

Gary A. Shangold, M.D.              49    President and Chief Executive Officer
Harry A. Dugger, III, Ph.D.*        66    Chief Scientific Officer and Director
John H. Klein**                     56    Chairman
Robert F. Schaul, Esq.              63    Secretary and Director
Jack J. Kornreich***                63    Director(1)
Robert C. Galler                    42    Director and Vice President Corporate Development(1)
Donald Deitman                      60    Chief Financial Officer
Mohammed Abd El-Shafy               49    Vice President-Formulation Development

*        Member of Compensation Committee.
**       Member of Audit Committee and Compensation Committee.
***      Member  of Audit  Committee.  It is  expected  that  William  F.  Hamilton  will be  appointed  to the Audit
         Committee after the Annual Meeting.

(1) Messrs. Kornreich and Galler are not standing for re-election to the Board of Directors.

See "Biographical Summaries for Nominees for the Board of Directors" above for biographical summaries of Messrs. Shangold, Dugger, Klein, Schaul, Hamilton and Kessel.

Donald Deitman, Chief Financial Officer. Mr. Deitman joined NovaDel in 1998. From 1988 until joining NovaDel, Mr. Deitman was employed as a business consultant implementing multi-module MRP II software systems. From 1982 to 1988, Mr. Deitman was corporate controller for FCS Industries, Inc. of Flemington, New Jersey. From 1975 to 1982, he was manager of materials and systems for the Walworth Company operations located in Linden and Elizabeth, NJ and from 1966 to 1975, he was employed by Ortho Pharmaceuticals, Inc. and Ortho Diagnostics, Inc. Mr. Deitman received a BS in Accounting from Rutgers University in 1972.

Robert C. Galler, Vice President, Corporate Development and Director. Mr. Galler has been an employee and Director of the Company since September, 2001. From 1992 to the present, Mr. Galler has been the President and Chairman of the Lois Joy Galler Foundation for Hemolytic Uremic Syndrom, a non-profit charity. From 1999 to 2001, Mr. Galler was Vice President, Corporate Development and Director of Select Therapeutics, Inc. From 1994 to 1998 Mr. Galler was a Director and advisor of Synsorb Biotech, Inc. From 1992 to 1994 Mr. Galler was an equity coordinator at Gallers Financial Group, Inc., and from 1984 to 1992 he was Vice President of Investments with Gruntal & Co. Mr. Galler attended Hofstra University, Hempstead, N. Y.

Mohammed Abd El-Shafy, Ph.D. Dr. El-Shafy is currently Vice President-Formulation Development and has been an employee of NovaDel since May of 2002. From 1999 to 2002 he was employed as a Team Leader and Senior Scientist with Nastech Pharmaceutical Inc., Hauppauge, New York. From 1998 to 1999 Dr. El-Shafy was a Post-Doctoral Fellow at the University of Wisconsin's School of Pharmacy. He received his doctorate in 1997 from the School of Pharmacy, University of Wales, Cardiff, Wales, UK. From 1983 to 1993 he was an Assistant Lecturer of Pharmaceutical Sciences on the Faculty of Pharmacy, Al-Azhar University, Cairo, Egypt.

                             EXECUTIVE COMPENSATION

         The following table sets forth a summary for the fiscal years ended July 31, 2002, 2001 and 2000, respectively, of the cash and non-cash compensation awarded, paid or accrued by the Company to the Company's Chief Executive Officer ("CEO") (since December 2002, our Chief Scientific Officer) and its four most highly compensated officers other than the CEO, who served in such capacities at the end of fiscal 2002 (collectively, the "Named Executive Officers"). No other executive officer of the Company earned in excess of $100,000 in total annual salary and bonus for 2002, 2001 and 2000 in all capacities in which such person served the Company. There were no restricted stock awards, long-term incentive plan payouts or other compensation paid during fiscal 2002, 2001 and 2000 to the Named Executive Officers, except as set forth below:

                           Summary Compensation Table
---------------------------------- ------- ------------ ---------- -------------- ------------- ------------ -------- ------------
                                                Annual Compensation                  Long-Term Compensation
                                                                                              Awards         Payouts
---------------------------------- ------- ------------ ---------- -------------- ------------- ------------ -------- ------------
                                                                                                Securities
                                                                                 Restricted     Under-lying
                                                                    Other Annual   Stock         Options/      LTIP    All Other
             Name and              Fiscal     Salary       Bonus    Compensation    Award(s)      SAR (1)     Payouts Compensation
        Principal Position          Year        ($)         ($)           ($)       ($)            (#)          ($)       ($)
---------------------------------- ------- ------------ ---------- -------------- -------------------------- -------- ------------
Harry A. Dugger, III, Ph.D.         2002     347,000        0              0           0             0           0        10,000
Chief Scientific Officer, formerly             (2)
President and CEO
---------------------------------- ------- ------------ ---------- -------------- ------------- ------------ -------- ------------
                                    2001     182,974        0              0           0             0           0           0
---------------------------------- ------- ------------ ---------- -------------- ------------- ------------ -------- ------------
                                    2000     226,000        0              0           0          95,000         0           0
---------------------------------- ------- ------------ ---------- -------------- ------------- ------------ -------- ------------
John H. Klein                       2002     150,000        0              0           0         1,000,000       0        36,000
Chairman
---------------------------------- ------- ------------ ---------- -------------- ------------- ------------ -------- ------------
Donald Deitman                      2002     104,400        0              0           0             0           0         4,200
Chief Financial Officer
---------------------------------- ------- ------------ ---------- -------------- ------------- ------------ -------- ------------
                                    2001     70,800         0              0           0             0           0           0
---------------------------------- ------- ------------ ---------- -------------- ------------- ------------ -------- ------------
                                    2000     68,000         0              0           0             0           0           0
---------------------------------- ------- ------------ ---------- -------------- ------------- ------------ -------- ------------
Robert  C. Galler                   2002     143,600        0              0           0          700,000        0         6,600
Vice President
Corporate Development
---------------------------------- ------- ------------ ---------- -------------- ------------- ------------ -------- ------------

(1)  No Stock Appreciation Rights have been issued.

(2) This amount exceeds the amount of annual compensation payable to Dr. Dugger under his employment agreement. The reason for this is that during fiscal 2002 Dr. Dugger was paid certain accrued compensation from a prior year.

                        Option Grants In Last Fiscal Year
                               (individual grants)

         The following table sets forth information with respect to the Named Executive Officers concerning grants of options during fiscal 2002:


----------------------------------------------------------------------------------------------------------------------------------
                                              Option/SAR Grants in Last Fiscal Year
                                                        Individual Grants
----------------------------------------------------------------------------------------------------------------------------------
               (a)                            (b)                         (c)                     (d)                  (e)
---------------------------------- -------------------------- -------------------------- ---------------------- ------------------
              Name                   Number of Securities      % of Total Options/SARs     Exercise or Base        Expiration
                                    Underlying Options/SARs    Granted to Employees in       Price ($/Sh)             Date
                             Granted (#) Fiscal Year
---------------------------------- -------------------------- -------------------------- ---------------------- ------------------
Harry A Dugger III, Ph.D                    345,000                      16%                     $0.70            14 Nov. 2011
---------------------------------- -------------------------- -------------------------- ---------------------- ------------------
John H. Klein                              1,000,000                     47%                     $2.40            31 Jan. 2012
---------------------------------- -------------------------- -------------------------- ---------------------- ------------------
Donald J. Deitman                              0                         N/A                      N/A                  N/A
---------------------------------- -------------------------- -------------------------- ---------------------- ------------------
Robert Galler                               350,000                      16%                     $0.75             4 Dec. 2011
                                            350,000                      16%                     $0.75            11 Dec. 2011
---------------------------------- -------------------------- -------------------------- ---------------------- ------------------

                 Aggregated Option Exercises In Last Fiscal Year
                        And Fiscal Year-End Option Values

         The following table sets forth information with respect to the Named Executive Officers concerning the exercises of options during fiscal 2002 and the number and value of unexercised options held as of the end of fiscal 2002.


-------------------------------- ------------------- ------------------- ---------------------- -----------------------

                                                                         Number of Securities
                                                                              Underlying
                                                                          Unexercised Options    Value of Unexercised
                                                                          at Fiscal Year End;    In-the-Money Options
                                  Number of Shares                           (Exercisable/        at Fiscal Year End
Name of Executive                   Acquired on                             Unexercisable)        ($); (Exercisable/
                                      Exercise       Value Realized ($)                             Unexercisable)
            Officer
-------------------------------- ------------------- ------------------- ---------------------- -----------------------
Harry A. Dugger, III, Ph.D.              0                   -                645,000 / 0            345,000 / 0
-------------------------------- ------------------- ------------------- ---------------------- -----------------------
John H. Klein                            0                   -               0 / 1,000,000              0 / 0
-------------------------------- ------------------- ------------------- ---------------------- -----------------------
Robert C. Galler                         0                   -                700,000 / 0            665,000 / 0
-------------------------------- ------------------- ------------------- ---------------------- -----------------------
Donald Deitman                           0                   -                     -                      -
-------------------------------- ------------------- ------------------- ---------------------- -----------------------

         The  following  table  sets  forth  information   regarding  securities
authorized for issuance as of the end of fiscal 2002 with respect to compensation we exchanged for consideration in the form of services.

                      Equity Compensation Plan Information


============================== ============================ ============================ ============================

              Number of securities to be Weighted average exercise
                                 issued upon exercise of       price of outstanding         Number of securities
        Plan Category             outstanding options,         options, warrants and       remaining available for
                                   warrants and rights                rights                   future issuance
============================== ============================ ============================ ============================
                                           (a)                          (b)                          (c)
============================== ============================ ============================ ============================
Equity compensation plans                   0                           N/A                          N/A
approved by security holders
============================== ============================ ============================ ============================
Equity compensation plans               3,717,472                     $1.658                         N/A
not approved by security
holders
============================== ============================ ============================ ============================

TOTAL                                   3,717,472                     $1.658                         N/A
============================== ============================ ============================ ============================


Stock Option Plans

          NovaDel has three stock option plans, adopted in 1992, 1997 and 1998, respectively (collectively referred to as the "Plans"). The 1992 and 1997 Plans provide for the issuance of options to purchase 500,000 shares of common stock, and the 1998 Plan provides for the issuance of options to purchase 1,075,000 shares of common stock, for a total of 2,075,000 shares. The 1997 Stock Option Plan is administered by Harry A. Dugger, III, Ph.D. and John Klein, who constitute the Compensation Committee of the Board of Directors ("Committee"), and the 1992 Stock Option Plan and 1998 Stock Option Plan are administered by the entire Board of Directors. For purposes of the following discussion, the term "Committee" will be used to reference the Committee with respect to the 1997 Stock Option Plan and the entire Board of Directors with respect to the 1992 Stock Option Plan and 1998 Stock Option Plan, as applicable. The Committee has sole discretion and authority, consistent with the provisions of the Plans, to select the Eligible Participants to whom options will be granted under the Plans, the number of shares which will be covered by each option and the form and terms of the agreement to be used. All employees and officers of the Company are eligible to participate in the Plans.

         At December  31, 2002,  500,000,  500,000 and  1,075,000  shares of our common stock was reserved for issuance pursuant to the 1992, 1997 and 1998 Plans, respectively. The exercise prices for the outstanding options reserved under the 1992 Plan range between $.63 and $2.00 per share; the exercise prices for the outstanding options reserved under the 1997 Plan range between $.63 and $2.00 per share; and the exercise prices for the outstanding options reserved under the 1998 Plan range between $.63 and $2.69 per share.

         The Committee is empowered to determine the exercise price of options granted under the Plans, but the exercise price of ISOs must be equal to or greater than the fair market value of a share of common stock on the date the option is granted (110% with respect to optionees who own at least 10% of the outstanding common stock). The Committee has the authority to determine the time or times at which options granted under the Plans become exercisable, but options expire no later than ten years from the date of grant (five years with respect to Optionees who own at least 10% of the outstanding common stock of NovaDel). Options are nontransferable, other than by will and the laws of descent, and generally may be exercised only by an employee while employed by NovaDel or within 90 days after termination of employment (one year from termination resulting from death or disability).

         No ISO may be granted to an employee if, as the result of such grant, the aggregate fair market value (determined at the time each option was granted) of the shares with respect to which ISOs are exercisable for the first time by such employee during any calendar year (under all such plans of NovaDel and any parent and subsidiary) exceeds $100,000. The Plans do not confer upon any employee any right with respect to the continuation of employment by NovaDel, nor do the Plans interfere in any way with the employee's right or NovaDel's right to terminate the employee's employment at any time.

Non-Plan Options

         As of December 31, 2002, we had 3,975,000 non-plan options outstanding as follows: 1,000,000 options exercisable at $1.93 per share; 600,000 options exercisable at $1.84 per share; 700,000 options exercisable at $.75 per share; 1,000,000 options exercisable at $2.40 per share; 250,000 options exercisable at $3.18 per share; 150,000 options exercisable at $3.02 per share; and 275,000 options exercisable at $1.18 per share.

Compensation Committee Interlocks and Insider Participation

         Harry A. Dugger, III and John H. Klein serve as the members of the Company's Compensation Committee, which reviews and makes recommendations with respect to compensation of officers, employees and consultants, including the granting of options under the Company's 1997 Stock Option Plan. The 1992 and 1998 Stock Option Plans are administered by the entire Board. In the case of a conflict, Mr. Kornreich replaces the conflicted Compensation Committee member.

         Robert F. Schaul, a Director and Secretary of the Company, earned legal fees from the Company during fiscal 2002 in the approximate amount of $125,000. See "Certain Relationships and Related Transactions--Legal Fees".

Compensation Committee Report on Executive Compensation

         Compensation of the Company's executives is intended to attract, retain and award persons who are essential to the enterprise. The fundamental policy of the Company's executive compensation program is to offer competitive compensation to executives that appropriately rewards the individual executive's contribution to corporate performance. The Board of Directors utilizes subjective criteria for evaluation of individual performance. The Board focuses on two primary components of the Company's executive compensation program, each of which is intended to reflect individual and corporate performance: base salary compensation and long-term incentive compensation. The Company has not paid cash incentive bonuses during fiscal 2002.

         Except as set forth herein, the Company does not have any annuity, retirement, pension, deferred or incentive compensation plan or arrangement under which any executive officer is entitled to benefits, nor does the Company have any long-term incentive plan pursuant to which performance units or other forms of compensation are paid. Executive officers who qualify will be permitted to participate in the Company's 1992, 1997 and 1998 Stock Option Plans which were adopted in May 1992, February 1997 and June 1998, respectively. In September 1998 the Board of Directors adopted an investment retirement account plan in which all employees of the Company are eligible to participate. Executive officers may participate in group life, health and hospitalization plans, if and when such plans are available generally to all employees. The Compensation Committee is satisfied that the compensation and stock option plans provided to the officers of the Company are structured and operated to create strong alignment with the long-term best interests of the Company and its stockholders.

         The compensation of the Company's Chief Scientific Officer, Dr. Dugger (who served as the Company's President and Chief Executive Officer for fiscal
2002), for fiscal 2002 consisted of base salary of $248,500. Because of an inadequacy of cash flow during the first and second quarters of fiscal 2001, Dr. Dugger agreed to accrue all of his salary until the cash flow situation resolved itself. In May 2001, Dr. Dugger's salary was resumed and one-half of his accrued salary was paid out. The remaining half was paid out in January 2002. No bonuses, stock grants or option grants were awarded to Dr. Dugger during fiscal 2002. The determination by the Compensation Committee of Dr. Dugger's remuneration is based upon methods consistent with those used for other senior executives. The committee considers certain quantitative factors, including the Company's financial, strategic and operating performance for the year. The qualitative criteria include Dr. Dugger's leadership qualities and management skills, as exhibited by his innovations, time and effort devoted to the Company, and other general considerations. The Compensation Committee also takes note of comparable remuneration of other CEOs at similar companies. Based on the performance of the Company, the Compensation Committee believes that Mr. Dugger's compensation was appropriate.

                             Compensation Committee:

                           Harry A. Dugger, III, Ph.D
                                  John H. Klein


Employment Agreements and Change in Control Arrangements

         Gary A. Shangold, M.D.. In December 2002, Dr. Shangold entered into a three-year employment agreement with the Company pursuant to which he agreed to serve as the Company's President and Chief Executive Officer. The Company agreed to pay Dr. Shangold an annual base salary of $350,000 and a guaranteed bonus of $150,000. In addition, Dr. Shangold is eligible to receive: (i) an annual discretionary bonus of up to $262,500, which shall be determined at the sole discretion of the Board; and (ii) an investment and fee bonus equal to 5% of all amounts up to an aggregate of $7,500,000 (i.e., $375,000) invested in, or earned by, the Company during his term. The Company is obligated to pay Dr. Shangold at least $200,000 on or before June 30, 2003. Such investment and fee bonus shall be reduced by certain proceeds received by Dr. Shangold from his former employer. Pursuant to the agreement, Dr. Shangold was also granted non-plan options to purchase 1,000,000 shares of our common stock (at an exercise price of $1.93 per share) which vest over a three year period.

         Harry A. Dugger, III, Ph.D. In February 2002, effective January 1, 2002, Dr. Dugger entered into a new three-year employment agreement at a base salary, for the first year, of $248,500 per year (which increases each year by the greater of the CPI index or 5%). Except for the increase in base salary, there was no material difference between the new employment agreement and that previously in effect.

         John Klein. In February 2002, Mr. Klein entered into a one-year consulting agreement (which was renewed in February 2003 for an additional one year) at a base compensation of $300,000, plus certain fringe benefits of approximately $72,000 per year. Pursuant to the agreement, he was granted 1,000,000 non-plan options at $2.40 per share. See "Certain relationships and related transactions." Mr. Klein is also entitled to certain bonuses, in the form of stock, stock options or other rights or property, as determined by the Board. In addition, Mr. Klein is entitled to receive certain success fees (based upon a percentage of net revenues) upon completion of certain types of corporate transactions (i.e., strategic partnerships, licensing arrangements and the like) which are introduced to Novadel by Mr. Klein. The percentage of net revenue (which is between 4% - 10%) depends upon the share of profits that Novadel is entitled to in such transactions.

         Robert C. Galler. In September 2001, Mr. Galler entered into a short-term employment agreement in which he was appointed as our Vice President
- Corporate Development and a Director. The agreement provided for a base salary of $120,000 per year and the issuance to Mr. Galler of options to purchase 700,000 shares of our common stock at an exercise price of $.75 per share. Under the agreement, the vesting of these options was subject to the satisfaction of certain conditions precedent. In December 2001, the agreement with Mr. Galler was amended to recognize the accomplishment of the conditions. Pursuant to the amendment, the term was extended to three years, his compensation was increased to $180,000, the options became vested, and he was granted an additional 350,000 options (on the same terms) which would become vested upon satisfaction of a condition in the amended agreement.
See "Certain relationships and related transactions."

         Donald Deitman. In February 2002, effective January 1, 2002, Mr. Deitman entered into a three year employment agreement as our Chief Financial
Officer. The agreement provides for a base salary, for the first year, of $125,000 per year (which increases each year by the greater of the CPI index or 5%). All other provisions of the agreement are the same as those in effect for our other executives.

         Mohammed Abd El-Shafy, Ph.D. In May 2002, we entered into a three year employment agreement with Dr. El-Shafy, who was appointed Vice President-Formulation Development. Pursuant to the agreement, he receives a base salary, for the first year, of $110,000 (which increases each year by the greater of the CPI index or 5%). In November 2002, his base salary was increased to $140,000. In addition, he was granted 150,000 non-plan options at $3.02 per share.

         The foregoing agreements also provide for certain non-competition and non-disclosure covenants on the part of such executive. However, with respect to the non-competition covenants, a court may determine not to enforce such provisions or only partially enforce such provisions. Additionally, each of the foregoing agreements (other than John Klein) provides for certain fringe benefits, such as inclusion in pension, profit sharing, stock option, savings, hospitalization and other benefit plans at such times as NovaDel shall adopt them.

                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

         As of the Record Date, there were 14,548,509 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share is entitled to one vote on each of the matters to be voted on at the Annual Meeting. The following table sets forth, as of the Record Date, certain information regarding the ownership of the Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) each of the Company's Directors, nominees for director and Named Executive Officers, as such term is defined under Item 402(a)(2) of Securities and Exchange Commission ("SEC") Regulation S-B, and (iii) all of the Company's Executive Officers and Directors as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Under Rule 13d-3 certain shares may be deemed to be beneficially owned by more than one person (such as where persons share voting power or investment power). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon the exercise of an option) within sixty (60) days of the date as of which the information is provided. In computing the ownership percentage of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual ownership or voting power at any particular date.


      Title of        Name and Address or                        Amount and Nature of                 Percentage of
       Class          Number in Group(1)                         Beneficial Ownership                     Class
       -----          ------------------                         --------------------                     -----

Common Stock          Harry A. Dugger, III, Ph.D.                        2,104,003(2)                    13.60%

Common Stock          Gary A. Shangold, M.D.                                      0(3)                     ___

Common Stock          John Klein                                           333,333(4)                     2.24%

Common Stock          Donald Deitman                                             0                         ___

Common Stock          Robert C. Galler                                     700,000(5)                     4.59%

Common Stock          Robert F. Schaul, Esq.                               264,286(6)                     1.79%

Common Stock          Jack J. Kornreich                                    244,310(6)                     1.65%

Common Stock          Mohammed Abd El-Shafy                                 50,000(7)                     .34%

Common Stock          William F. Hamilton, Ph.D.*                                0                         ___

Common Stock          Lawrence J. Kessel, M.D., FACP*                            0                         ___

Common Stock          Lindsay Rosenwald                                 13,233,334(8)                    62.52%

Common Stock          Biomedical Investment Group, LLC                   5,333,334(8)(9)                 30.98%

Common Stock          All  Executive  Officers and Directors as  4,340,932(2)(3)(4)(5)(6)(7)             24.21%
                      a group (8 persons)

*    Nominee to the Board of Directors

(1) The address of all holders listed herein is c/o Novadel Pharma Inc., 31 State Highway 12, Flemington, New Jersey 08822.

(2) Includes options to purchase 200,000 shares of common stock (exercisable at $.70 per share) issued under the 1992 Stock Option Plan which expire in July 2006; options to purchase 50,000 shares of common stock (exercisable at $.70 per share) under the 1997 Stock Option Plan which expire in December 2006; options to purchase 95,000 shares of common stock (exercisable at $.70 per share) issued under the 1998 Stock Option Plan which expire in January 2005; options to purchase 300,000 shares of common stock issued outside of the Plans (exercisable at $1.84 per share) which expire November 2007; options to purchase 275,000 shares of common stock issued outside of the Plans (exercisable at $1.18 per share) which expire November 2007; 122,000 shares owned by his daughter Christina Dugger; and 122,000 shares owned by his son Andrew Dugger.

(3) Does not include Non-Plan Options, issued in December 2002, to purchase 1,000,000 shares of common stock at an exercise price of $1.93 per share. These options vest in three equal annual installments, beginning in December 2003, and expire in December 2007.

(4) Represents 333,333 Non-Plan Options exercisable at $2.40 per share. Does not include additional Non-Plan options to purchase 666,667 shares of common stock at an exercise price of $2.40 per share. These additional options vest equally in February 2003 and February 2004. All of the options expire in 2012.

(5) Mr. Galler was granted Non-Plan options to purchase 1,050,000 shares of common stock, at an exercise price of $0.75 per share. 700,000 of these options are vested; the remaining 350,000 options are subject to a condition precedent which has not yet been met. The vested options expire in September 2011.

(6) Includes: 20,000 options, issued under the 1992 Option Plan, to purchase common stock at an exercise price of $.63 per share, expiring in July, 2006; 25,000 options issued under the 1997 Option Plan, to purchase common stock at an exercise price of $.63 per share, expiring in March 2008; 10,000 options issued under the 1998 Option Plan, to purchase common stock at an exercise price of $.63 per share, expiring in September 2009: 95,000 options issued under the 1998 Option Plan, to purchase common stock at an exercise price of $.63 per share, expiring in January 2010; and 75,000 options issued under the 1998 Option Plan, to purchase common stock at an exercise price of $2.69 per share, expiring in February 2012.

(7) Represents Non-Plan Options exercisable at $3.02 per share. Does not include additional Non-Plan Option to purchase 100,000 shares of common stock at an exercise price of $3.02 per share. The additional options vest equally in May 2003 and May 2004. All of such options expire in May 2012.

(8) Includes 3,950,000 shares of common stock and warrants to purchase 3,950,000 shares of common stock at an exercise price of $.75 per share which expire in December 2008. Also includes 2,666,667 shares of common stock and 2,666,667 warrants to purchase 2,666,667 shares of common stock, which expire in March 2009, owned by Biomedical Investment Group, LLC, which is an affiliate of Lindsay A. Rosenwald.

(9) Includes warrants to purchase 2,666,667 shares of common stock at an exercise price of $.75 per share which expire in March 2009.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In September 2001, the Company entered into a short-term employment agreement with Robert Galler, who was appointed as Vice President - Corporate Development and a Director. That agreement provided for the issuance to Mr. Galler of options to purchase 700,000 shares of our common stock at an exercise price of $.75 per share. Under the agreement, the vesting of these options was subject to the satisfaction of certain conditions precedent. In December 2001, the agreement with Mr. Galler was amended to recognize the accomplishment of the conditions. Among other things, the term was extended to three years, his compensation was increased, the options became vested, and he was granted an additional 350,000 options (on the same terms) which would become vested upon satisfaction of a condition in the amended agreement.

         During November 2001, we cancelled and reissued certain options under the 1992, 1997 and 1998 Option Plans. An aggregate of 345,000 options were issued to each of Harry A. Dugger and John J. Moroney at an exercise price of $.70 per share (110% of the market price), having a term of five years. An aggregate of 150,000 options were issued to each of Jack Kornreich and Robert Schaul at an exercise price of $.63 per share (100% of the market price), having a term of ten years.

         During December 2001, we received net proceeds of approximately $3,000,000 from a private placement of 4,000,000 units, which were purchased by Lindsay Rosenwald. Each unit consisted of one share of common stock, and a warrant (which expires December 2008) to purchase an additional share of our common stock at an exercise price of $.75. As part of the purchase agreement, the company agreed to elect to the Company's Board a Director to be nominated by Dr. Rosenwald (as of this Report, no such nominee had been selected) and to permit Dr. Rosenwald or a representative of his to attend Board meetings.
Appropriate confidentiality agreements are in place to protect confidential company information. In March 2002, we received net proceeds of approximately $2,000,000 from a private placement of 2,666,667 additional units at a sale price of $.75 per unit. These units were purchased by Biomedical Investment Group LLC, which is affiliated with Dr. Rosenwald. These warrants expire in March 2009.

         In February 2002, 187,500 options were issued under the 1998 Option Plan; 37,500 to John J. Moroney, and 75,000 to each of Jack Kornreich and Robert Schaul. The options have an exercise price of $2.69 per share and a term of ten years.

         In October 2002, 275,000 non-plan options were issued to Harry A. Dugger. The options have an exercise price of $1.18 per share and a term of five years.

Consulting Agreement

         In February 2002, we entered into a consulting agreement with John H. Klein, who was simultaneously elected as our chairman of the Board. In February 2003 the agreement was renewed for an additional one year term. Under the agreement, Mr. Klein was granted non-plan options to purchase 1,000,000 shares of our common stock at an exercise price of $2.40 per share. The options have a term of ten years and vest in three equal annual installments, beginning in February 2003. Mr. Klein is also entitled to certain bonuses, in the form of stock, stock options or other rights or property, as determined by the Board. In addition, Mr. Klein is entitled to receive certain success fees (based upon a percentage of net revenues) upon completion of certain types of corporate transactions (i.e., strategic partnerships, licensing arrangements and the like) which are introduced to Novadel by Mr. Klein. The percentage of net revenue (which is between 4% - 10%) depends upon the share of profits that Novadel is entitled to in such transactions.

Legal Fees

         During fiscal 2002 the Company paid Mr. Schaul approximately $125,000 for legal services rendered to the Company.

Stockholder Loans

         In fiscal 1998, the Company lent the principal amount of $60,000 to Dr. Dugger in exchange for a 7% promissory note. The note was due on demand, with interest due quarterly. This note was paid in full in January 2002.

                                   PROPOSAL 2

                           RATIFICATION OF APPOINTMENT
                   OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         Also submitted for consideration and voting at the Annual Meeting is the ratification of the appointment by the Company's Board of Directors of Wiss & Company, LLP ("Wiss") as independent certified public accountants for the purpose of auditing and reporting upon the financial statements of the Company for the fiscal year ending July 31, 2003. The Board of Directors of the Company selected and approved Wiss as independent certified public accountants to audit and report upon the Company's financial statements for the last several fiscal years. Wiss has no direct or indirect financial interest in the Company.

         Representatives  of Wiss  are  expected  to be  present  at the  Annual
Meeting, and they will be afforded an opportunity to make a statement at the Annual Meeting if they desire to do so. It is also expected that such representatives will be available at the Annual Meeting to respond to appropriate questions by stockholders.

Vote Required

         The affirmative vote of holders of a majority of the shares of Common Stock of the Company present, or represented by proxy, and entitled to vote thereon at the Annual Meeting, is required for the ratification of the selection of Wiss as the Company's independent certified public accountants for the fiscal year ending July 31, 2003.

Recommendation of the Board of Directors

         The Board of Directors recommends a vote "FOR" the ratification of the appointment of Wiss & Company, LLP as the Company's independent certified public accountants for the fiscal year ending July 31, 2003. Unless marked to the contrary, proxies received from stockholders will be voted in favor of the ratification of the selection of Wiss & Company, LLP as independent certified public accountants for the Company for the fiscal year 2003.


                                   PROPOSAL 3

                        AMENDMENT OF THE 1998 STOCK PLAN

         At the 1998 Annual Meeting of Stockholders, the Company's stockholders approved the adoption of the Company's 1998 Stock Plan (as amended, the "1998 Plan"). The 1998 Plan authorizes up to 1,075,000 shares of Company common stock for grants of non-qualified and incentive stock options. The Board of Directors has amended the 1998 Plan, subject to stockholder approval, to authorize 725,000 additional shares for future awards (the "Plan Proposal"). The affirmative vote of the holders of a majority of the total votes cast on the Plan Proposal is needed to approve the Plan Proposal.

         Because of the limited number of remaining shares that may be granted under the 1998 Plan, the Board of Directors believes it is appropriate and necessary at this time to authorize additional shares for future awards. Authorization of these additional shares will allow grants to employees, consultants and directors in furtherance of the Company's goal of continuing to achieve significant gains in stockholder value and operating results.

         The Company intends to continue awarding options in order to attract and retain the services or advice of such directors, employees, officers, agents, consultants, and independent contractors and to provide additional incentive for such persons to exert maximum efforts for the success of the Company and its affiliates. The following is a summary of the principal features of the 1998 Plan. The summary is qualified in its entirety by reference to the complete text of the 1998 Plan, as proposed to be amended. The proposed amendment to the 1998 Plan is set forth as Annex A to this Proxy Statement.

Description of the 1998 Plan

         The maximum number of shares of Common Stock with respect to which awards may be presently granted pursuant to the 1998 Plan is 1,075,000 shares. The Plan Proposal would authorize the use of up to an additional 725,000 shares of the Company's common stock for a total of 1,800,000 shares being subject of the 1998 Plan. Shares issuable under the 1998 Plan may be either treasury shares or authorized but unissued shares. The number of shares available for issuance will be subject to adjustment to prevent dilution in the event of stock splits, stock dividends or other changes in the capitalization of the Company.

         Subject to compliance with Rule 16b-3 of the Securities Exchange Act of 1934 (the "Exchange Act"), the Plan shall be administered by the Board of Directors of the Company (the "Board") or, a committee (the "Committee"). Except for the terms and conditions explicitly set forth in the Plan, the Committee shall have the authority, in its discretion, to determine all matters relating to the options to be granted under the Plan, including, without limitation, selection of whether an option will be an incentive stock option or a nonqualified stock option, selection of the individuals to be granted options, the number of shares to be subject to each option, the exercise price per share, the timing of grants and all other terms and conditions of the options.

         Options granted under the 1998 Plan may be "incentive stock options" ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code (the "Code") or stock options which are not incentive stock options ("Non-Incentive Options" and, collectively with Incentive Options, hereinafter referred to as "Options"). Each Option may be exercised in whole or in part; provided, that only whole shares may be issued pursuant to the exercise of any Option. Subject to any other terms and conditions herein, the Committee may provide that an Option may not be exercised in whole or in part for a stated period or periods of time during which such Option is outstanding; provided, that the Committee may rescind, modify, or waive any such limitation (including by the acceleration of the vesting schedule upon a change in control of the Company) at any time and from time to time after the grant date thereof. During an optionee's lifetime, any incentive stock options granted under the Plan are personal to such optionee and are exercisable solely by such optionee.

         The Committee can determine at the time the Option is granted in the case of Incentive Options, or at any time before exercise in the case of Non-Incentive Options, that additional forms of payment will be permitted. To the extent permitted by the Committee and applicable laws and regulations (including, without limitation, federal tax and securities laws and regulations and state corporate law), an Option may be exercised by:

                  (a) delivery of shares of Common Stock of the Company held by an optionee having a fair market value equal to the exercise price, such fair market value to be determined in good faith by the Committee;

                  (b) delivery of a properly executed notice of exercise, together with irrevocable instructions to a broker, all in accordance with the regulations of the Federal Reserve Board, to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price and any federal, state, or local withholding tax obligations that may arise in connection with the exercise; or

                  (c) delivery of a properly executed notice of exercise, together with instructions to the Company to withhold from the shares of Common Stock that would otherwise be issued upon exercise that number of shares of Common Stock having a fair market value equal to the Option exercise price.

         Upon a Change in Control of the Company, any award carrying a right to exercise that was not previously exercisable shall become fully exercisable, the restrictions, deferral limitations and forfeiture conditions applicable to any other award granted shall lapse and any performance conditions imposed with respect to awards shall be deemed to be fully achieved.

         Options granted under the 1998 Plan may not be transferred, pledged, mortgaged, hypothecated or otherwise encumbered other than by will or under the laws of descent and distribution, except that the Committee may permit transfers of awards for estate planning purposes if, and to the extent, such transfers do not cause a participant who is then subject to Section 16 of the Exchange Act to lose the benefit of the exemption under Rule 16b-3 for such transactions.

         For federal income tax purposes, the grant to an optionee of a Non-Incentive Option will not constitute a taxable event to the optionee or to the Company. Upon exercise of a Non-Incentive Option (or, in certain cases, a later tax recognition date), the optionee will recognize compensation income taxable as ordinary income, measured by the excess of the fair market value of the Common Stock purchased on the exercise date (or later tax recognition date) over the amount paid by the optionee for such Common Stock, and will be subject to tax withholding. The Company may claim a deduction for the amount of such compensation. The optionee will have a tax basis in the Common Stock purchased equal to the amount paid plus the amount of ordinary income recognized upon exercise of the Non-Incentive Option. Upon the subsequent sale of the Common Stock received upon exercise of the Non-Incentive Option, an optionee will recognize capital gain or loss equal to the difference between the amount realized on such sale and his or her tax basis in the Common Stock, which may be long-term capital gain or loss if the optionee holds the Common Stock for more than one year from the exercise date.

         For federal income tax purposes, neither the grant nor the exercise of an Incentive Option will constitute a taxable event to the optionee or to the Company, assuming the Incentive Option qualifies as an "incentive stock option" under Code ss.422. If an optionee does not dispose of the Common Stock acquired upon exercise of an Incentive Option during the statutory holding period, any gain or loss upon subsequent sale of the Common Stock will be long-term capital gain or loss, assuming the shares represent a capital asset in the optionee's hands. The statutory holding period is the later of two years from the date the Incentive Option is granted or one year from the date the Common Stock is transferred to the optionee pursuant to the exercise of the Incentive Option. If the statutory holding period requirements are satisfied, the Company may not claim any federal income tax deduction upon either the exercise of the Incentive Option or the subsequent sale of the Common Stock received upon exercise thereof. If the statutory holding period requirement is not satisfied, the optionee will recognize compensation income taxable as ordinary income on the date the Common Stock is sold (or later tax recognition date) in an amount equal to the lesser of (i) the fair market value of the Common Stock on that date less the amount paid by the optionee for such Common Stock, or (ii) the amount realized on the disposition of the Common Stock less the amount paid by the optionee for such Common Stock; the Company may then claim a deduction for the amount of such compensation income.

         The federal income tax consequences summarized hereinabove are based upon current law and are subject to change.

         The Board may amend, alter, suspend, discontinue or terminate the 1998 Plan at any time, except that any such action shall be subject to stockholder approval at the annual meeting next following such Board action if such stockholder approval is required by federal or state law or regulation or the rules of any exchange or automated quotation system on which the Common Stock may then be listed or quoted, or if the Board of Directors otherwise determines to submit such action for stockholder approval. In addition, no amendment, alteration, suspension, discontinuation or termination to the 1998 Plan may materially impair the rights of any participant with respect to any Option granted before amendment without such participant's consent. Unless terminated earlier by action of the Board of Directors, the 1998 Plan shall continue to remain effective until such time no further awards may be granted and all awards under the 1998 are no longer outstanding.

Recommendation of the Board of Directors

         The Board of Directors recommends a vote FOR approval of the Plan Proposal. Unless marked to the contrary, proxies received from Stockholders will be voted in favor of the Plan Proposal.


                                     GENERAL

         The Management of the Company does not know of any matters, other than those stated in this Proxy Statement, that are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, proxies will be voted on those other matters in accordance with the judgment of the persons voting the proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

         The Company will bear the cost of preparing, printing, assembling and mailing all proxy materials that may be sent to stockholders in connection with this solicitation. Arrangements will also be made with brokerage houses, other custodians, nominees and fiduciaries, to forward soliciting material to the beneficial owners of the Common Stock of the Company held by such persons. The Company will reimburse such persons for reasonable out-of-pocket expenses incurred by them. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies without additional compensation, by telephone or telegraph. The Company does not expect to pay any compensation for the solicitation of proxies.

         A copy of the Company's Form 10-KSB for the fiscal year ended July 31, 2002 and the Company Quarterly Report on Form 10-QSB for the three month period ended October 31, 2002 as filed with the Securities and Exchange Commission, accompanies this Proxy Statement. Upon written request, the Company will provide each stockholder being solicited by this Proxy Statement with a free copy of any exhibits and schedules thereto. All such requests should be directed to Novadel Pharma Inc., 31 State Highway 12 West, Flemington, New Jersey 08822, Attn:
Robert F. Schaul, Secretary.

         All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. In voting by proxy in regard to items to be voted upon, stockholders may (i) vote in favor of, or FOR, the item, (ii) vote AGAINST the item or, (iii) ABSTAIN from voting on one or more items. Stockholders should specify their choices on the enclosed proxy. If no specific instructions are given with respect to the matters to be acted upon, the shares represented by the proxy will be voted FOR the election of all Directors, and FOR the ratification the appointment of Wiss & Company, LLP as the Company's independent certified public accountants for the fiscal year ending July 31, 2003.

Shareholder Proposals For 2004 Annual Meeting

         Any stockholder proposals intended to be presented at the Company's 2004 Annual Meeting of Stockholders must be received by the Company at its office in Flemington, New Jersey on or before June 30, 2003 in order to be considered for inclusion in the Company's proxy statement and proxy relating to such meeting. The Company has received no stockholders nominations or proposals for the Annual Meeting.

Voting of Proxies

         Proxies may be revoked by stockholders at any time prior to the voting thereof by giving notice of revocation in writing to the Secretary of the Company or by voting in person at the Annual Meeting. If the enclosed proxy is properly signed, dated and returned, the Common Stock represented thereby will be voted in accordance with the instructions thereon. If no instructions are indicated, the Common Stock represented thereby will be voted FOR the election of Directors, FOR the ratification of the appointment of Wiss & Company, LLP as the Company's independent certified public accounts for the fiscal year ending July 31, 2003, and FOR the Plan Proposal.

Revocability of Proxy

         Shares represented by valid proxies will be voted in accordance with instructions contained therein, or, in the absence of such instructions, in accordance with the Board of Directors' recommendations. Any person signing and mailing the enclosed proxy may, nevertheless, revoke the proxy at any time prior to the actual voting thereof by attending the Annual Meeting and voting in person, by providing written notice of revocation of the proxy or by submitting a signed proxy bearing a later date. Any written notice of revocation should be sent to the attention of the Secretary of the Company at the address above. Any stockholder of the Company has the unconditional right to revoke his or her proxy at any time prior to the voting thereof by any action inconsistent with the proxy, including notifying the Secretary of the Company in writing, executing a subsequent proxy, or personally appearing at the Annual Meeting and casting a contrary vote. However, no such revocation will be effective unless and until such notice of revocation has been received by the Company at or prior to the Annual Meeting.

Method of Counting Votes

         Unless a contrary choice is indicated, all duly executed proxies will be voted in accordance with the instructions set forth on the proxy card. A broker non-vote occurs when a broker holding shares registered in street name is permitted to vote, in the broker's discretion, on routine matters without receiving instructions from the client, but is not permitted to vote without instructions on non-routine matters, and the broker returns a proxy card with no vote (the "non-vote") on the non-routine matter. Under the rules and regulations of the primary trading markets applicable to most brokers, both the election of directors or the ratification of the appointment of accountants are routine matters on which a broker has the discretion to vote if instructions are not received from the client in a timely manner. Abstentions will be counted as present for purposes of determining a quorum but will not be counted for or against the election of directors or the ratification of independent auditors. As to Item 1, the Proxy confers authority to vote for all of the six (6) persons listed as candidates for a position on the Board of Directors even though the block in Item 1 is not marked unless the names of one or more candidates are lined out. The Proxy will be voted "For" Items 2 and 3 unless "Against" or "Abstain" is indicated. If any other business is presented at the meeting, the Proxy shall be voted in accordance with the recommendations of the Board of Directors.

                                     By order of the Board of Directors



                                     Gary A. Shangold, M.D.
                                     President and Chief Executive Officer
February 25, 2003

                                                                    ANNEX A


                               NOVADEL PHARMA INC.
                                 1998 STOCK PLAN


         This Novadel Pharma Inc. 1998 Stock Plan (the "1998 Plan") is hereby amended as follows:

         1. Section 3 of the 1998 Plan is amended by deleting the first sentence of Section 3 in its entirety and replacing the following sentence in lieu thereof:

         SECTION 3. STOCK SUBJECT TO THE PLAN. Number of Shares. The total number of shares of Common Stock reserved and available for distribution under the Plan shall be 1,800,000 shares.

         2. Except as expressly amended hereby, the provisions of the Plan are and shall remain in full force and effect.

         3. This Amendment shall be effective immediately upon approval by the Company's Board of Directors and stockholders of the Company.

                                         Adopted by the Board of Directors
                                         this       day of February, 2003
                                              -----




                                         Approved by the Stockholders
                                         this       day of March, 2003
                                                     -----

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PROXY
                               NOVADEL PHARMA INC.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  The undersigned  hereby appoint(s) Gary A. Shangold and Robert
F. Schaul with the power of substitution and resubstitution to vote any and all shares of capital stock of Novadel Pharma Inc. (the "Company") which the undersigned would be entitled to vote as fully as the undersigned could do if personally present at the Annual Meeting of the Company, to be held on March 28, 2003, at 10:00 A.M. local time, and at any adjournments thereof, hereby revoking any prior proxies to vote said stock, upon the following items more fully described in the notice of any proxy statement for the Annual Meeting (receipt of which is hereby acknowledged):


1.   ELECTION OF DIRECTORS
     ---------------------

          VOTE

[  ] FOR ALL nominees list below EXCEPT as marked to the contrary below

[ ] WITHHOLD AUTHORITY to vote for ALL nominees listed below (INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name below.)

Gary A. Shangold, Harry A. Dugger, III, John H. Klein, Robert F. Schaul, William
F. Hamilton, Lawrence J. Kessel

2.  RATIFICATION  OF THE  APPOINTMENT  OF  WISS &  COMPANY,  LLP AS  INDEPENDENT
    ----------------------------------------------------------------------------
AUDITORS OF THE COMPANY FOR THE FISCAL YEAR 2003.
-------------------------------------------------

     FOR the ratification of the appointment of Wiss & Company, LLP

[ ]                        WITHHOLD AUTHORITY

[ ]                           ABSTAIN

3.   AMENDMENT OF THE 1998 STOCK PLAN
     --------------------------------

[ ]                        FOR the Amendment of the 1998 Stock Plan

[ ]                        WITHHOLD AUTHORITY

[ ]                        ABSTAIN

     THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE; UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR ELECTION OF THE SIX (6) NOMINEES NAMED IN ITEM 1, THE RATIFICATION OF THE APPOINTMENT OF WISS & COMPANY, LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR 2003 IN ITEM 2 AND THE AMENDMENT OF THE 1998 STOCK PLAN IN ITEM 3.

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                  In their  discretion,  the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                  Please mark, sign date and return this Proxy promptly using the accompanying postage pre-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NOVADEL PHARMA INC.

                                    Dated:___________________________________


                                    -----------------------------------------
                                    Signature

                                    -----------------------------------------
                                    Signature if jointly owned:

                                    -----------------------------------------
                                    Print name:

Please sign exactly as the name appears on your stock certificate. When shares of capital stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please include full title as such. If the shares of capital stock are owned by a corporation, sign in the full corporate name by an authorized officer. If the shares of capital stock are owned by a partnership, sign in the name of the partnership by an authorized officer.

             PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY
                            IN THE ENCLOSED ENVELOPE

                                     28
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